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                                                                  EXHIBIT 24


INDEPENDENT AUDITORS' CONSENT



We Consent to the incorporation by reference in Registration Statement No. 33-72138 of Met-Coil Systems Corporation on Form S-8 of our report dated May 29, 1996, appearing in this Annual Report on Form 11-K of Met-Coil Retirement Plan for the year ended December 31, 1995.




Cedar Rapids, Iowa
June 20, 1996